IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                 August 30, 2006

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115

     RE:  CHARYS  HOLDING  CO.,  INC.

Ladies and Gentlemen:

          Reference is made to that certain Securities Purchase Agreement, dated as of August 30, 2006 (the "AGREEMENT"), by and among Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), and the investors named on the Schedule of Buyers attached thereto (collectively, the "HOLDERS"), pursuant to which the Company (x) is issuing to the Holders (i) convertible notes (the " NOTES"), which are convertible into shares of the common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and (ii) warrants (the "WARRANTS"), which are exercisable to purchase shares of Common Stock.

          This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time):

          (i) to issue shares of Common Stock upon conversion of the Notes (the "CONVERSION SHARES") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Conversion Notice; and

          (ii) to issue shares of Common Stock upon exercise of the Warrants (the "WARRANT SHARES") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice.

This letter shall serve as our irrevocable authorization and direction to Fidelity Transfer Company (the "Transfer Agent") to do the following:
                                    ---------------

     1.     Conversion  Shares  and  Warrant  Shares.

          a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Warrant Shares, the Transfer Agent shall issue the Conversion Shares or the Warrant Shares to the Holder from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "CONVERSION NOTICE"), in the form attached hereto as Exhibit I,
                                                                      ---------
               delivered on behalf of the Company to the Transfer Agent by the Holder or a properly completed and duly executed notice of exercise substantially in the form attached to the Warrant (the "EXERCISE NOTICE"), respectively. Upon receipt of a Conversion Notice or Exercise Notice, the Transfer Agent shall within one (1) Trading Day thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or Exercise Notice, a certificate or certificates, registered in the name of the Holder or its designees, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designees' balance account with DTC through their Deposit Withdrawal At Custodian ("DWAC") system provided the Holder cause its bank or broker to initiate the DWAC transaction. For purposes hereof "TRADING DAY" shall mean any day on which the American Stock Exchange is open for customary trading.

          b. The Company hereby confirms to the Transfer Agent and the Holder that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto
                                                      ----------
               and  (ii)  an opinion of counsel in the form set forth in Exhibit
                                                                         -------
               III  attached  hereto,  and that if the Conversion Shares and the
               ---
               Warrant Shares are not registered for resale under the Securities Act of 1933, as amended, then the provisions of paragraph 1(a)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Conversion Shares and Warrant Shares shall bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

          c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Warrant Shares.

     2.     All  Shares.

          a. The Transfer Agent shall reserve for issuance to the Holder the Conversion Shares and Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Holder provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

          b. The Transfer Agent shall rely exclusively on the Conversion Notice and Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

          c. The Company hereby confirms to the Transfer Agent and the Holder that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

     The Company hereby agrees that it shall not replace the Transfer Agent as the Company's Transfer Agent without the prior written consent of the Holder.

     Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

     The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

     The Company and the Transfer Agent acknowledge that the Holder is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Holder purchasing Notes under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Holder would not purchase the Notes.

     Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                        COMPANY:

                                        CHARYS HOLDING CO., INC.

                                        By:
                                           -------------------------------------
                                        Name:   Billy Ray, Jr.
                                        Title:  Chief Executive Officer


                                        FIDELITY TRANSFER COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                            SCHEDULE I
                                            ----------

                                         SCHEDULE OF BUYERS
                                         ------------------

                                                                                ADDRESS AND
BUYER                                             SIGNATURE                  FACSIMILE NUMBER
-------------------------------------  -------------------------------  ---------------------------
Gottbetter Capital Finance, LLC        By ____________________          488 Madison Avenue
                                       Name:  Michael W. Chorske        12th Floor
                                       Title:  President                New York, NY 10022
                                                                        Facsimile: 212.400.6999


PCM II, LLC                            By ____________________          623 Fifth Avenue, 32nd Fl.
By: Prentice Capital Management, LP    Name:  Michael Weiss             New York, NY 10022
                                       Title:  Chief Financial Officer  Facsimile: (212) 756-1480


                                                                        Four Embarcadero Center,
Fort Mason Master, LP                                                   Suite 2050
By : Fort Mason Capital, LLC           By ____________________          San Francisco, CA
                                       Name:  Dan German                94111
                                       Title:  Managing Partner         Facsimile: 415.288.8113


                                                                        One North Wacker Drive,
UBS O'Connor LLC,                      By ____________________          32nd Floor
FBO O'Connor PIPES Corporate           Name:  Jeff Richmond             Chicago, IL 60606
Strategies Master Limited              Title:                           Facsimile: 312-525-6271

                                                                        Four Embarcadero Center,
                                                                        Suite 2050
Fort Mason Partners, LP                By ____________________          San Francisco, CA
By : Fort Mason Capital, LLC           Name:  Dan German                94111
                                       Title:  Managing Partner         Facsimile: 415.288.8113

                                                                        GCA Strategic Investment
GCA Strategic Investment Fund Limited  By ____________________          Fund Limited
                                       Name:  Lewis N. Lester           c/o Prime Management
                                       Title:  Director                 Limited
                                                                        Mechanics Building
                                                                        12 Church Street
                                                                        Hamilton HM II, Bermuda
                                                                        Facsimile: 441-295-3926

---------------------------------------------------------------------------------------------------


                                  SCHEDULE I-1

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

Reference is made to the Securities Purchase Agreement (the "Securities Purchase
                                                             -------------------
Agreement")  between  Charys  Holding Co., Inc., (the "Company"), and the Buyers
---------                                              -------
set forth on Schedule I attached thereto dated August 30, 2006. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert notes into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the
       -------------
date  specified  below.


Conversion Date:
                                                        ------------------------

Amount to be converted:                               $
                                                        ------------------------

Conversion Price:                                     $
                                                        ------------------------

Shares of Common Stock Issuable:
                                                        ------------------------

Amount of Note unconverted:                           $
                                                        ------------------------

Amount of Interest Converted:                         $
                                                        ------------------------

Conversion Price of Interest:                         $
                                                        ------------------------

Shares of Common Stock Issuable:
                                                        ------------------------

Shares of Common Stock Issuable:
                                                        ------------------------

Total Number of shares of Common Stock to be issued:
                                                        ------------------------


Please issue the shares of Common Stock in the following name and to the following address:


Issue to:
                                                        ------------------------

Authorized Signature:
                                                        ------------------------

Name:
                                                        ------------------------

Title:
                                                        ------------------------


                                 EXHIBIT I-1

Phone #:
                                                        ------------------------

Broker DTC Participant Code:
                                                        ------------------------

Account Number*:
                                                        ------------------------


     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.


                                 EXHIBIT I-2

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

____________, 2006

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115

RE:  CHARYS HOLDING COMPANY, INC.

Ladies and Gentlemen:

     We  are  counsel to Charys Holding Company, Inc., (the "Company"), and have
                                                             -------
represented the Company in connection with that certain Securities Purchase Agreement, dated as of August 30, 2006 (the "Securities Purchase Agreement"),
                                                -----------------------------
entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (the "Buyer") pursuant to which the Company has agreed to sell
                        -----
to  the  Buyers  (i)                     Dollars  ($          )]  of  secured
                    --------------------            ----------
convertible  notes,  which  shall  be  convertible  into shares (the "Conversion
                                                                      ----------
Shares")  of the Company's common stock, par value $0.001 per share (the "Common
------                                                                    ------
Stock"),  and  (ii) [          ] shares of common stock pursuant to a warrant in
-----                ----------
accordance  with  the  terms  of the Securities Purchase Agreement (the "Warrant
                                                                         -------
Shares").  Pursuant  to  the  Securities  Purchase  Agreement,  the  Company has
------
entered into a Registration Rights Agreement, dated as of August 30, 2006, with the Buyer (the "Investor Registration Rights Agreement") pursuant to which the
                  --------------------------------------
Company agreed, among other things, to register the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "1933 Act").
                                                                     --------
In  connection  with  the  Company's  obligations  under the Securities Purchase
Agreement  and  the Registration Rights Agreement, on        , 2006, the Company
                                                      -------
filed  a  Registration  Statement  (File  No.     -         ) (the "Registration
                                               --- ---------        ------------
Statement")  with the Securities and Exchange Commission (the "SEC") relating to
---------                                                      ---
the  sale  of  the  Conversion  Shares  and  the  Warrant  Shares.

     In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at
     P.M. on           , 2006 and we have no knowledge, after telephonic inquiry
----         ----------
of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                 EXHIBIT II-1

     The Buyers have confirmed they shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares, and the Warrant Shares.


                                        Very  truly  yours,


                                        By:
                                           -------------------------------------


                                 EXHIBIT II-2

                                   EXHIBIT III
                                   -----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                                 FORM OF OPINION
                                 ---------------

[        ], 2006

VIA FACSIMILE AND REGULAR MAIL
------------------------------
Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115

Attention:

     RE:  CHARYS HOLDING COMPANY, INC.

Ladies and Gentlemen:

We  have  acted  as  special  counsel  to  Charys  Holding  Company,  Inc.  (the
"Company"),  in  connection  with  the  registration  of             shares (the
 -------                                                 -----------
"Shares")  of  its common stock with the Securities and Exchange Commission (the
 ------
"SEC").  We  have  not  acted  as  your  counsel.  This  opinion is given at the
 ---
request  and  with  the  consent  of  the  Company.

In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"),
                                                       ----------------------
filed by the Company with the SEC on              , 2006.  The Company filed the
                                     --------- ---
Registration  Statement  on behalf of certain selling stockholders (the "Selling
                                                                         -------
Stockholders").  This  opinion relates solely to the Selling Stockholders listed
------------
on  Exhibit  "A"  hereto  and  number  of Shares set forth opposite such Selling
    ------------
Stockholders'  names.  The  SEC declared the Registration Statement effective on
               ,  2006.
----------  ---

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be resold by the Selling Stockholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the resale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that the Transfer


                                EXHIBIT III-1

Agent may issue the Shares without restrictive legends or the Transfer Agent may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed  on  Exhibit  "A"  hereto.
            ------------

This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,


                                EXHIBIT III-2

                                   EXHIBIT "A"
                                   -----------
                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------

NAME:                                                  NO. OF SHARES:
-----------------------------------------------------  -------------------------